UNITED STATES
                  SECURITIES AND  EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM  8-K

                          CURRENT  REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)   May 12, 2005
                                                  -------------

                          MacDermid,  Incorporated
                          ------------------------
       (Exact  name  of  registrant  as  specified  in  its  charter)

          Connecticut             1-13889        06-0435750
          -----------            ---------       ----------
(State or other jurisdiction   (Commission     (I.R.S.  Employer
     of incorporation )        File Number)   Identification  No.)

1401 Blake Street, Denver, Colorado                  80202
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(Address  of  principal  executive  offices)        (Zip  Code)

Registrant's telephone number, including area code: (720) 479-3060
                                                    --------------

None
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(Former name, former address and former fiscal year, if changed since last report.


ITEM 8.01. Other Events

Today the board passed the following resolution increasing the authorization to repurchase the company common stock:

Resolved, that the Chief Executive Officer of the Company is hereby authorized, on behalf of the Company, to repurchase up to an aggregate total of 6 million shares of the Company's common stock on such terms and conditions as are acceptable to the Chief Executive Officer in said officer's individual discretion, and that the Chief Execitive Officer is authorized to take such acts and sign such documents on behalf of the Company as are reasonably necessary to effectuate this resolution; and
Resolved, that the 6 million aggregate total provided for in the foregoing resolution shall limit and be inclusive of any currently unused share repurchase authorization provided for in previous resolutions only as to the total number of shares authorized to be repurchased as of the date hereof.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 MacDermid,  Incorporated
        (Registrant)


Date:  May 12, 2005                   /s/ John L. Cordani
                       Corporate Secretary and General Counsel